UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): March 31, 2021 (February 26, 2021)

ChargePoint Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39004	84-1747686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 East Hacienda Avenue Campbell, CA	95008
(Address of Principal Executive Offices)	(Zip Code)

(408) 841-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CHPT	New York Stock Exchange
Warrants, each whole warrant exercisable for Common Stock at an exercise price of $11.50 per share	CHPT WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Form 8-K (the “Amendment No. 1”) amends Item 2.01 and Item 9.01 and supplements Item 5.02 of the Current Report on Form 8-K (the “Original Report”) filed by ChargePoint Holdings, Inc. (the “Company”) on March 1, 2021, in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report).

This Amendment No. 1 (i) amends the historical financial statements provided under Item 9.01(a) in the Original Report to include the audited consolidated financial statements of ChargePoint, Inc. (“Legacy ChargePoint”) as of January 31, 2021, 2020 and 2019 and for each of the years in the three-year period ended January 31, 2021, (ii) amends the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy ChargePoint disclosure under Item 2.01 of the Original Report and (ii) provides an update on executive compensation arrangements subsequent to the filing date of the Original Report. This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.

Capitalized terms used but not defined herein have the meanings assigned to them in the Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Business and Properties

The information set forth in the section of the Amendment No. 1 to the Registration Statement filed pursuant to Form S-1/A (File No. 333-253759), filed on March 9, 2021 (“Form S-1”) entitled “Business” beginning on page 76 is incorporated herein by reference.

Risk Factors

The information set forth in Exhibit 99.3 to this Amendment No. 1 is incorporated herein by reference.

Selected Historical Financial and Other Information

This information is no longer required as the Company has adopted certain provisions within the amendments to Regulation S-K that eliminate Item 301.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The information set forth in Exhibit 99.2 to this Amendment No. 1 is incorporated herein by reference.

Quantitative and Qualitative Disclosures About Market Risk

The information set forth in the section of Exhibit 99.2 to this Amendment No. 1 entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures About Market Risk” beginning on page 17 is incorporated herein by reference.

Directors, Executive Officers and Corporate Governance

The information set forth in the section of the Form S-1 entitled “Directors and Executive Officers” beginning on page 14 and the section of the Form S-1 entitled “Management” beginning on page 88 is incorporated herein by reference.

Executive Compensation

The information set forth in the section of the Form S-1 entitled “Executive Compensation” beginning on page 94 is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The information set forth in the section of the Form S-1 entitled “Beneficial Ownership of Securities” beginning on page 117 is incorporated herein by reference.

Certain Relationships and Related Transactions

The information set forth in the section of the Form S-1 entitled “Certain Relationships and Related Party Transactions” beginning on page 130 is incorporated herein by reference.

Legal Proceedings

The information set forth in the section of the Form S-1 entitled “Business – Legal Proceedings” beginning on page 87 is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The information set forth in the section of the Form S-1 entitled “Market Information for Securities and Dividend Policy” beginning on page 37 is incorporated herein by reference.

Certain Indebtedness

The information set forth in the section of the Form S-1 entitled “Market Information for Securities and Dividend Policy—Certain Indebtedness” beginning on page 37 is incorporated herein by reference.

Financial Statements, Supplementary Data and Exhibits

The information set forth in sections (a) and (d) of Item 9.01 of this Amendment No. 1 is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On March 29, 2021, the Board approved the entry into severance and change in control agreements with each of the Company’s named executive officers. These agreements have a term of three years from February 26, 2021 and will supersede any severance and acceleration provisions in a named executive officer’s offer letter. Pursuant to these agreements, if a named executive officer’s employment is terminated by the Company without cause or the officer resigns for good reason, the officer is eligible to receive a lump sum cash payment equal to 6 months of the officer’s base salary and COBRA premiums. If a qualifying termination occurs within 3 months prior to, or within 12 months after, a change in control, then the cash severance payment the officer is eligible to receive is increased to 12 months of the officer’s base salary and COBRA premiums, 100% of the officer’s time-based equity awards outstanding at the time the officer’s employment terminates will vest and any outstanding performance-based equity awards will vest at the greater of the target level of achievement or based on actual performance. These severance benefits are contingent on the officer’s execution of a release of claims and, if requested, resignation from the Company’s Board. The foregoing description of the Change in Control Agreements is qualified in its entirety by the full text of the form of such agreements, which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the period ended April 30, 2021 and are incorporated herein by reference.

(f)

On March 29, 2021 the Company’s Board of Directors approved cash bonuses to the Company’s named executive officers for the fiscal year ended January 31, 2021. These bonus amounts were not included in the Fiscal Year 2021 Summary Compensation Table included in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 1, 2021 or the Company’s Amendment No. 1 to the Registration Statement filed pursuant to Form S-1/A (File No. 333-253759), filed with the Securities and Exchange Commission on March 9, 2021, because the amounts of these bonuses had not been determined at the time of each filing.

In accordance with Item 5.02(f), the fiscal 2021 bonuses payable to the Company’s named executive officers are included in the “Bonus” column of the table below, together with other compensation previously reported, which resulted in total compensation for fiscal 2021 as set forth in the “Total” column below. No other amounts have changed.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards(1) ($)		Non-Equity Incentive Plan Compensation ($)		Total ($)
Pasquale Romano, Chief Executive Officer	2021	454,167	405,000	—	(2)	—		859,167
	2020	500,000	112,500	1,125,000		262,500		2,000,000
Christopher Burghardt, (3), (4) Managing Director, Europe	2021	402,500	130,410	—		—		532,910
Michael Hughes, (4) Chief Revenue Officer	2021	272,500	97,200	—		294,000	(5)	663,700

(1)

The amounts in this column represent the aggregate grant date fair value of option awards granted to the officer in the applicable fiscal year computed in accordance with FASB ASC Topic 718. See Note 12 of the notes to ChargePoint’s audited consolidated financial statements attached hereto as Exhibit 99.2 to this Amendment No. 1 for a discussion of the assumptions made by ChargePoint in determining the grant date fair value of its equity awards. In accordance with SEC rules, the grant date fair value of an award subject to a performance condition is based on the probable outcome of the performance condition.

(2)

Mr. Romano was granted an option to purchase 1,500,000 shares of ChargePoint’s common stock on June 2, 2020. As originally granted, the option would have vested if ChargePoint achieved positive operating income for the fiscal year ending January 31, 2024. At the time the option was granted it was not probable that the performance condition would be achieved, and therefore no amount is included in the “Option Awards” column for fiscal year 2021. The grant date fair value of the option granted to Mr. Romano, assuming maximum achievement of the performance condition, was $783,991.

(3)	Mr. Burghardt’s salary and bonus were paid in Euros and have been converted to U.S. dollars using the average exchange rate during the fiscal year of 1.15.
(4)

Messrs. Burghardt and Hughes were employed by us, but were not named executive officers, in the fiscal year ended January 31, 2020. Accordingly, compensation information is only provided for the fiscal year ending January 31, 2021.

(5)	Reflects sales commissions.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of ChargePoint, Inc. as of January 31, 2021 and 2020 and for each of the three years in the period ended January 31, 2021 are filed herewith as Exhibit 99.1. Also included herewith as Exhibit 99.2 and incorporated by reference herein is the related Management’s Discussion and Analysis of Financial Condition and Results of Operations of ChargePoint, Inc.

(d) Exhibits

Exhibit No.	Description

99.1	Audited consolidated financial statements of ChargePoint, Inc. and subsidiaries as of January 31, 2021 and 2020 and for each of the three years in the period ended January 31, 2021.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of ChargePoint, Inc. for the year ended January 31, 2021.

99.3	Risk Factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARGEPOINT HOLDINGS, INC.

By:	/s/ Rex Jackson
Name: Rex Jackson
Title: Chief Financial Officer

Date: March 31, 2021